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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JUNE 1, 1999


                       FRIEDE GOLDMAN INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          MISSISSIPPI                     0-22595               72-1362492
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                      525 EAST CAPITAL STREET, 7TH FLOOR
                          JACKSON, MISSISSIPPI 39201
             (Address of principal executive offices and zip code)


                                (601) 352-1107
             (Registrant's telephone number, including area code)

                           -------------------------

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ITEM 5.  OTHER EVENTS

     On June 1, 1999 the Friede Goldman International Inc. (NYSE: FGI) jointly issued a press release (the "Press Release") with Halter Marine Group, Inc. (AMEX: HLX) announcing that the two companies have signed a definitive agreement to enter into a strategic combination. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)  Exhibits.

Exhibit 99.1 -- Joint Press Release issued by Friede Goldman International Inc.
                and Halter Marine Group, Inc. on June 1, 1999

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 1999                        FRIEDE GOLDMAN INTERNATIONAL INC.


                                          By:   /s/ James A. Lowe, III
                                             ------------------------
                                             James A. Lowe, III
                                             General Counsel


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                                 EXHIBIT INDEX

Exhibit No.                                                     Page No.
-----------                                                     --------
Exhibit 99.1    -- Joint Press Release issued by Friede Goldman International
                   Inc. and Halter Marine Group, Inc. on June 1, 1999